John Hancock Preferred Income Fund II




                                POWER OF ATTORNEY

     The undersigned Trustee of the above listed Trust, a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Forms N-1A, N-2, N-8 and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 10TH day of October, 2002.


                                                    /s/ Ronald R. Dion
                                                    Ronald R. Dion

John Hancock Preferred Income Fund II




                                POWER OF ATTORNEY

     The undersigned Trustee of the above listed Trust, a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Forms N-1A, N-2, N-8 and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 10TH day of October, 2002.


                                                    /s/ Charles L. Ladner
                                                    Charles L. Ladner

John Hancock Preferred Income Fund II




                                POWER OF ATTORNEY

     The undersigned Chairman, President, Chief Executive Officer and Trustee of the above listed Trust, a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Forms N-1A, N-2, N-8 and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 10TH day of October, 2002.


                                                    /s/ Maureen R. Ford
                                                    Maureen R. Ford

John Hancock Preferred Income Fund II




                                POWER OF ATTORNEY

     The undersigned Senior Vice-President and Chief Financial Officer of the above listed Trust, a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON, WILLIAM H. KING, and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Forms N-1A, N-2, N-8 and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 10TH day of October, 2002.


                                                    /s/ Richard A. Brown
                                                    Richard A. Brown